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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS



        We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 12, 1998, except for Note 2 as to which the date is April 13, 1998, in Amendment No. 1 to the Registration Statement (Form S-1: No. 333-53513) and related Prospectus of IVI Publishing, Inc. for the registration of 2,150,000 shares of its common stock.




                                                    /s/ ERNST & YOUNG LLP

Minneapolis, Minnesota
May 29, 1998